UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 14, 2001
                                                 -------------------------------

                      Krupp Realty Limited Partnership - IV
--------------------------------------------------------------------------------

         Massachusetts                0-11987                    04-2772783
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission             (IRS employer
incorporation or organization)      file number)             identification no.)


One Beacon Street, Boston, Massachusetts                             02108
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (617) 523-7722
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          Disposition of Walden Pond Apartments

          On November 12, 2001, Krupp Realty Limited Partnership - IV (the "Partnership") entered into a Purchase and Sale Agreement (the "Purchase Agreement") to sell its interest in Walden Pond Apartments, a 416-unit multi-family apartment community located in Houston, Texas, to Walden Pond Limited Partnership, an affiliate of the general partner. As required by the Partnership's partnership agreement, the Purchase Agreement and the sale subject to the Purchase Agreement was approved by the affirmative vote of a majority of the unitholders of the Partnership at a special meeting of such unitholders held on November 12, 2001. The sale transaction was consummated on November 14, 2001, pursuant to which the Partnership received consideration of $12,800,000, less repayment of the existing mortgage note and closing costs.

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

          The following documents are filed as part of this Form 8-K.

          (a)  Financial Statements of Business Acquired

                    Not applicable

          (b)  Pro Forma Financial Information

                    See "Pro Forma Financial Statements" attached to this Form 8-K.

          (c)  Exhibits

               Exhibit 2.1 Purchase and Sale Agreement dated November 12, 2001 by and between Krupp Realty Limited Partnership
                            - IV and Walden Pond Limited Partnership

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      Krupp Realty Limited Partnership - IV
                                      ------------------------------------------
                                                  (Registrant)

                                      By: /s/ David C. Quade
                                          --------------------------------------
                                          David C. Quade
                                          Treasurer and Chief Accounting Officer
                                          of  the Krupp  Corporation, a  General
                                          Partner


November 29, 2001

                         PRO FORMA FINANCIAL INFORMATION

On November 14, 2001, Krupp Realty Limited Partnership-IV (the "Partnership") sold its entire interest in Walden Pond Apartments to Walden Pond Limited Partnership, an affiliate of the general partner, for consideration of $12,800,000.

The Partnership has presented in this Form 8-K, a Pro Forma Consolidated Balance Sheet at December 31, 2000 and Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 to give effect to the sale. See Note 1 to the Pro Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2001

                                   (Unaudited)


                                     ASSETS


                                   As Reported
                                   On Form 10-Q
                                        at         Walden Pond      Pro Forma
                                   September 30,    Pro Forma      September 30,
                                     2001          Adjustments         2001
                                     (Note 1)        (Note 1)        (Note 1)
                                   ------------    ------------    ------------
Multi-family apartment communities
  held for sale                    $  7,067,296    $ (3,877,593)   $  3,189,703
Cash and cash equivalents             3,241,820       6,882,191      10,124,011
Real estate tax escrows                 542,696        (248,682)        294,014
Prepaid expenses and other assets       252,886         (36,098)        216,788
Investment in securities                 95,516         (51,873)         43,643
Deferred expense, net of accumulated
  amortization                           18,950         (16,009)          2,941
                                   ------------    ------------    ------------

    Total assets                   $ 11,219,164    $  2,651,936    $ 13,871,100
                                   ============    ============    ============

                   LIABILITIES AND PARTNERS' (DEFICIT) EQUITY

Liabilities:
  Mortgage notes payable           $ 12,367,069    $ (5,827,327)   $  6,539,742
  Due to affiliates                      88,065           6,105          94,170
  Other Liabilities                   1,036,099        (430,280)        605,819
                                   ------------    ------------    ------------

    Total liabilities                13,491,233      (6,251,502)      7,239,731

Partners' (deficit) equity           (2,272,069)      8,903,438       6,631,369
                                   ------------    ------------    ------------

    Total liabilities and partners'
      (deficit)equity              $ 11,219,164    $  2,651,936    $ 13,871,100
                                   ============    ============    ============














                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2001

                                   (Unaudited)


                                   As Reported
                                   on Form 10-Q                     Pro Forma
                                   for the Nine                    for the Nine
                                   Months Ended    Walden Pond     Months Ended
                                   September 30,    Pro Forma      September 30,
                                       2001        Adjustments         2001
                                     (Note 1)        (Note 1)        (Note 1)
                                   ------------    ------------    ------------
Revenue:
  Rental                           $  5,150,000    $ (1,854,702)   $  3,295,298
  Other income                          100,084         (24,631)         75,453
                                   ------------    ------------    ------------

    Total revenue                     5,250,084      (1,879,333)      3,370,751
                                   ------------    ------------    ------------

Expenses:
  Operating                           1,399,175        (516,957)        882,218
  Maintenance                           371,845        (100,530)        271,315
  Real estate taxes                     547,662        (224,579)        323,083
  Management fees                       227,456         (66,226)        161,230
  General and administrative            270,777               -         270,777
  Depreciation and amortization       1,155,927        (542,212)        613,715
  Interest                            1,050,154        (360,908)        689,246
                                   ------------    ------------    ------------

    Total expenses                    5,022,996      (1,811,412)      3,211,584
                                   ------------    ------------    ------------

Income before minority interest and
  gain on sale of property              227,088         (67,921)        159,167

Minority interest                        (3,369)            679          (2,690)

Gain on sale of property             12,219,145               -      12,219,145
                                   ------------    ------------    ------------

Net income                         $ 12,442,864    $    (67,242)   $ 12,375,622
                                   ============    ============    ============














                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                   (Unaudited)


                                   As Reported
                                   on Form 10-K                     Pro Forma
                                   for the Year                    for the Year
                                      Ended        Walden Pond        Ended
                                   December 31,     Pro Forma      December 31,
                                       2000         Adjustments        2000
                                     (Note 1)        (Note 1)        (Note 1)
                                   ------------    ------------    ------------
Revenue:
  Rental                           $  7,213,565    $ (2,471,303)   $  4,742,262
  Other income                           77,044         (37,470)         39,574
                                   ------------    ------------    ------------

    Total revenue                     7,290,609      (2,508,773)      4,781,836
                                   ------------    ------------    ------------

Expenses:
  Operating                           1,846,098        (682,414)      1,163,684
  Maintenance                           557,813        (125,393)        432,420
  Real estate taxes                     816,275        (342,673)        473,602
  Management fees                       291,677         (93,778)        197,899
  General and administrative            222,339               -         222,339
  Depreciation and amortization       1,676,566        (732,123)        944,443
  Interest                            1,543,174        (592,379)        950,795
                                   ------------    ------------    ------------

    Total expenses                    6,953,942      (2,568,760)      4,385,182
                                   ------------    ------------    ------------

Income before minority interest         336,667          59,987         396,654

Minority interest                        (2,682)           (600)         (3,282)
                                   ------------    ------------    ------------

Net income                         $    333,985    $     59,387    $    393,372
                                   ============    ============    ============



















                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)  Basis of Presentation

     The  Pro  Forma  Balance  Sheet  at  September  30,  2001 is  based  on the historical  consolidated  Balance Sheet of the  Partnership  as reported on
     Form 10-Q for the quarter ended September 30, 2001. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance Sheet at September 30, 2001 reflects the balance sheet as if the sale had occurred prior to September 30, 2001.

     The Pro Forma consolidated Statement of Operations for the nine months ended September 30, 2001 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 2001. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-K for the year ended December 31, 2000. The Pro Forma adjustments represent Walden Pond's net income for the respective period presented. The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 reflect the results of operations of the Partnership as if the Partnership had sold Walden Pond prior to January 1, 2000. The Pro Forma Consolidated Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

                                  EXHIBIT INDEX


Exhibit No.                         Description

   2.1 Purchase and Sale Agreement dated November 12, 2001 by and between Krupp Realty Limited Partnership - IV and Walden Pond Limited Partnership. [Incorporated by reference to Exhibit (d) to the Rule 13e-3 Transaction Statement filed by the Registrant on November 14, 2001 (File No. 0-11987).]